Exhibit 99.1

CONMED Corporation Announces Pricing of $300 Million Offering of

Convertible Senior Notes

Utica, New York January 24, 2019 – CONMED Corporation (NASDAQ: CNMD) today announced the pricing of $300 million aggregate principal amount of 2.625% convertible senior notes due 2024 in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the offering of the notes, CONMED has granted the initial purchasers an option to purchase, during a 13-day period beginning on, and including, the first day on which the notes are issued, up to an additional $45 million aggregate principal amount of the notes. The offering of the notes and the convertible note hedge and warrant transactions described below are expected to close on January 29, 2019, subject to customary closing conditions.

The notes will be CONMED’s general senior unsecured obligations and will rank equally in right of payment with all of CONMED’s existing and future unsubordinated debt, and senior in right of payment to all of CONMED’s future subordinated debt. The notes will be effectively subordinated to all of CONMED’s existing and future secured debt, including any borrowings outstanding under its credit facilities, to the extent of the value of the assets securing such indebtedness. The notes will be structurally subordinated to all of CONMED’s subsidiaries’ existing and future liabilities and obligations.

The notes will pay interest semi-annually on February 1 and August 1 of each year, beginning on August 1, 2019, at a rate of 2.625% per year. The notes will mature on February 1, 2024, unless earlier repurchased or converted in accordance with their terms. The conversion rate for the notes will initially be 11.2608 shares per $1,000 principal amount of notes, which is equivalent to an initial conversion price of approximately $88.80 per share of CONMED common stock, and is subject to adjustment under the terms of the notes. The initial conversion price of the notes represents a premium of approximately 27.5% to the last reported sale price of $69.65 per share of CONMED’s common stock on the NASDAQ Stock Market on January 24, 2019. Prior to November 1, 2023, the notes will be convertible only upon satisfaction of certain conditions and during certain periods, and thereafter, the notes will be convertible at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, CONMED will satisfy its conversion obligation by paying or delivering, as applicable, shares of its common stock, cash or a combination of shares of its common stock and cash, at CONMED’s election. Holders of the notes will have the right to require CONMED to repurchase some or all of their notes for cash at 100% of their principal amount, plus any accrued and unpaid interest, upon the occurrence of certain corporate events, subject to certain conditions.

CONMED intends to use approximately $17.9 million of the net proceeds from the offering of the notes to pay the cost of certain convertible note hedge transactions, taking into account the proceeds to CONMED of certain warrant transactions, each as described below, and intends to use the remaining net proceeds from the offering of the notes, together with borrowings under its new credit facilities and its cash on hand, to finance the acquisition (the “Buffalo Filter Acquisition”) of Buffalo Filter LLC and Palmerton Holdings, Inc. The offering of the notes is not conditioned on the consummation of the Buffalo Filter Acquisition and there can be no assurance that the Buffalo Filter Acquisition will be consummated. If the Buffalo Filter Acquisition is not consummated, CONMED intends to use the remaining net proceeds from the notes offering for general corporate purposes.

If the option granted to the initial purchasers to purchase additional notes is exercised, CONMED may sell additional warrants and CONMED may use a portion of the proceeds from the sale of such additional notes, together with the proceeds from the sale of the additional warrants, to enter into additional convertible note hedge transactions.

In connection with the pricing of the notes, CONMED has entered into privately negotiated convertible note hedge transactions with certain of the initial purchasers or their respective affiliates (the “option counterparties”). The convertible note hedge transactions will cover, subject to customary anti-dilution adjustments substantially similar to those applicable to the notes, the same number of shares of CONMED’s common stock that will initially underlie the notes, and are expected generally to reduce the potential dilution to CONMED’s common stock and/or offset any potential cash payments CONMED is required to make in excess of the principal amount upon conversion of the notes in the event that the market price of CONMED’s common stock is greater than the strike price of the convertible note hedge transactions. CONMED has also entered into warrant transactions with the option counterparties relating to the same number of shares of CONMED’s common stock, subject to customary anti-dilution adjustments. The warrant transactions could separately have a dilutive effect if the market price of CONMED’s common stock exceeds the strike price of the warrant transactions. The strike price of the warrant transactions will initially be approximately $114.92 per share, which represents a premium of 65.0% over the last reported sale price of CONMED’s common stock on January 24, 2019, and is subject to certain adjustments under the terms of the warrant transactions.

CONMED has been advised by the option counterparties that, in connection with establishing their initial hedge position with respect to the convertible note hedge transactions and warrant transactions, the option counterparties and/or their respective affiliates expect to purchase shares of CONMED’s common stock in secondary market transactions and/or enter into various derivative transactions with respect to CONMED’s common stock concurrently with, or shortly after, the pricing of the notes, including with certain investors in the notes. This activity could increase (or reduce the size of any decrease in) the market price of CONMED’s common stock or the notes at that time.

CONMED has also been advised by the option counterparties that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivative transactions with respect to CONMED’s common stock and/or purchasing or selling CONMED’s common stock or other of CONMED’s securities or instruments, including the notes, in secondary market transactions following the pricing of the notes and prior to the maturity of the notes.

The option counterparties may choose to engage in, or to discontinue engaging in, any of these transactions with or without notice at any time, and their decisions will be in their sole discretion. The effect, if any, of such activities of the option counterparties, including direction or magnitude, on the market price of CONMED’s common stock or the price of the notes will depend on a variety of factors, including market conditions, and cannot be ascertained at this time.

The notes were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The offer and sale of the notes and the shares of common stock issuable upon conversion of the notes, if any, have not been registered under the Securities Act or the securities laws of any other jurisdiction, and the notes and any such shares may not be offered or sold absent registration or an applicable exemption from such registration requirements.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any securities, including the notes or CONMED common stock, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About CONMED Corporation

CONMED is a medical technology company that provides surgical devices and equipment for minimally invasive procedures. The Company’s products are used by surgeons and physicians in a variety of specialties, including orthopedics, general surgery, gynecology, neurosurgery, thoracic surgery and gastroenterology. CONMED has a direct selling presence in 19 countries, and international sales constitute approximately 50% of the Company’s total sales. Headquartered in Utica, New York, the Company employs approximately 3,100 people.

Forward-Looking Statements

This press release contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. Forward-looking statements include, but are not limited to, statements regarding CONMED’s completion of the offering, CONMED’s anticipated use of proceeds and the Buffalo Filter Acquisition. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those in the forward-looking statements may include, but are not limited to, CONMED’s ability to meet the closing conditions required for the consummation of the offering and the risk factors discussed in CONMED’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and listed under the heading Forward-Looking Statements in CONMED’s most recently filed Form 10-Q. Any and all forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to CONMED’s performance on a going-forward basis. CONMED believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct.